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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934





                                December 6, 1996
                Date of Report (Date of earliest event reported)




                            Empire of Carolina, Inc.
             (Exact name of registrant as specified in its charter)




           Delaware                         1-7909               13-2999480
(State or other jurisdiction            (Commission           (IRS Employer
         of incorporation)               File Number)       Identification No.)



          5150 Linton Boulevard, 5th Floor, Delray Beach, Florida 33484
               (Address of principal executive offices) (Zip Code)



                                 (561) 498-4000
                         (Registrant's telephone number)












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Item 5.  Other Events.

         On December 6, 1996, Empire Industries, Inc. entered into the First Amendment to Loan and Security Agreement (the "Amendment") with LaSalle National Bank, BT Commercial Corporation and Congress Financial Corporation (Central) attached hereto as Exhibit 10.55, which Amendment, including the exhibits thereto, is hereby incorporated by reference herein.


Item 7.  Financial Statements and Exhibits.

================================================================================

     Exhibit
      Number                            Description
--------------------------------------------------------------------------------
      10.55 First Amendment to Loan and Security Agreement among LaSalle National Bank, BT Commercial Corporation,
                     Congress Financial Corporation (Central) and Empire Industries, Inc., with exhibits
================================================================================






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                EMPIRE OF CAROLINA, INC.



                                                By  /s/ Steven Geller
                                                Name:   Steven Geller
                                                Title:  Chairman and Chief
                                                        Executive Officer

Date: December 11, 1996


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                                  EXHIBIT INDEX


================================================================================

     Exhibit
      Number                              Description
--------------------------------------------------------------------------------
      10.55 First Amendment to Loan and Security Agreement among LaSalle National Bank, BT Commercial Corporation,
                     Congress Financial Corporation (Central) and Empire Industries, Inc., with exhibits
================================================================================



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